SUPPLEMENT DATED OCTOBER 5, 2017

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS D, I AND P SHARES

DATED MAY 1, 2017

This supplement revises the Pacific Select Fund Class D, I and P Shares prospectus dated May 1, 2017, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. This supplement applies to the Inflation Strategy Portfolio (the “Fund”) only, unless otherwise noted. The changes within this supplement are effective November 1, 2017. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Pursuant to approval by the Fund’s board of trustees, including a majority of the independent trustees, at a meeting held on June 21, 2017, Barings LLC (“Barings”) will become the sub-adviser of the Inflation Strategy Portfolio effective November 1, 2017, replacing Western Asset Management Company. In order to facilitate this change, a portion of the Fund’s holdings may be sold and new investments purchased in accordance with recommendations by Barings. PLFA, the investment adviser to the Fund, may begin this transitioning prior to November 1, 2017. In connection with the sub-adviser change, certain expenses, principal investment strategies and principal risks of the Fund will change as described below.

Disclosure Changes to the Fund Summaries section

The Annual Fund Operating Expenses section and the Examples table will be deleted and replaced with the following:

Annual Fund Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P
Management Fee	0.39%	0.39%
Service Fee	0.20%	0.00%
Other Expenses	0.58%	0.58%
Interest Expense	0.53%	0.53%
All Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	1.17%	0.97%

[1]	The expense information has been restated to reflect current expenses, including estimated interest expense.

Your expenses (in dollars) if you sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$119	$372	$644	$1,420
Class P	$99	$309	$536	$1,190

The disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed bonds of various maturities issued by the U.S. and non-U.S. governments or their agencies, such as U.S. Treasury Inflation Protected Securities (“TIPS”). It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed bonds are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.

The Fund may also invest in other income-producing securities consistent with the Fund’s investment goal, including, but not limited to, corporate bonds and notes and mortgage-related and asset-backed securities, other types of U.S. and non-U.S. government or agency debt instruments, and money market instruments, that are rated investment grade at the time of purchase (or, if unrated, determined to be of comparable quality by the sub-adviser). The Fund intends to maintain a dollar-weighted average credit quality of A or better (determined on the basis of the highest credit rating of the Fund’s investments at the time of their purchase or, if unrated, determined to be of comparable quality by the sub-adviser). The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars. The Fund will seek to earn additional income by entering into reverse repurchase agreement transactions, and investing the proceeds of those transactions in additional securities of the nature described in this paragraph.

The Fund typically expects to invest in forward commitments on inflation-indexed bonds to gain exposure to the inflation-linked market. The Fund may purchase and sell futures contracts to adjust interest rate exposure and/or as a substitute for the physical security. The Fund may purchase or sell currency futures contracts, currency forwards, or currency options to gain or increase exposure to various currency markets, to shift currency exposure from one country to another, or to hedge against currency fluctuations.

When selecting investments, the sub-adviser:

•	Uses a top-down, macroeconomic view, coupled with a bottom-up perspective driven by rigorous fundamental credit analysis.
•	Uses a team approach to identify investment options, with input received from various sector specialists.
•	Considers the overall dollar-weighted average quality of the Fund.
•	Determines allocations among short, intermediate and long duration securities and among various types of investments.

The sub-adviser may sell a holding due to its deteriorating credit quality or to pursue more attractive investment opportunities.

The following risks will be added to the Principal Risks subsection:

•	Investment in Money Market Funds Risk: The Fund may invest in money market mutual funds (including money market funds with a floating net asset value). Shareholders of the Fund would then bear their proportionate share of Fund expenses and, indirectly, the expenses of the investment companies. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds with a stable net asset value seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in such funds. The share price of money market funds with a floating net asset value might fluctuate, or float, in value and thus it is possible to lose money by investing in such funds.

•	Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related and other asset-backed securities are subject to certain risks. The value of these securities will be influenced by the factors affecting the housing market or the market for the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, these securities may decline in value, become difficult to value, become more volatile and/or become illiquid. These securities are also subject to extension risk, where borrowers or issuers may pay principal later than expected, causing these securities to lengthen in duration and be more volatile in rising interest rate conditions. These securities are also subject to prepayment and call risk, where borrowers or issuers, respectively, may pay principal sooner than expected, causing proceeds to be reinvested at lower prevailing interest rates.

2

•	Reverse Repurchase Agreements Risk: These transactions subject the Fund to counterparty risk. These transactions also subject the Fund to leverage risk because the proceeds raised from the securities sold may be used to purchase other investments for the Fund. The Fund could lose money if the price of the securities sold in a reverse repurchase transaction declines below the pre-agreed-upon repurchase price of the securities.

•	U.S. Government Securities Risk: Not all U.S. government securities are backed or guaranteed by the U.S. government and different U.S. government securities are subject to varying degrees of credit risk. There is risk that the U.S. government will not make timely payments on its debt or provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if those entities are not able to meet their financial obligations.

In the Management subsection, the section titled “Sub-Adviser” will be deleted and replaced with the following:

Sub-Adviser – Barings LLC. The primary persons responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Ronald E. Desautels, CFA, Managing Director	Since 2017
David L. Nagle, CFA, Managing Director	Since 2017
Douglas M. Trevallion, II, CFA, Managing Director	Since 2017

Disclosure Changes to the Additional Information About Principal Investment Strategies

and Principal Risks section

The disclosure in the Principal Investment Strategies subsection will be deleted and replaced with the following:

This Fund invests its assets in debt securities. Normally, the Fund focuses on investment in or exposure to inflation-indexed bonds of various maturities issued by the U.S. and non-U.S. governments or their agencies, such as U.S. Treasury Inflation Protected Securities (“TIPS”). It is expected that the amount invested in or exposed to inflation-indexed bonds (either through cash market purchases, forward commitments or derivative instruments) normally will be equivalent to at least 80% of the Fund’s net assets. Inflation-indexed bonds are debt securities whose principal value or coupon payments are periodically adjusted according to an inflation index. If the index measuring inflation falls, the principal value of inflation-indexed bonds and/or interest payable on such bonds tends to fall.

The Fund may also invest in other income-producing securities consistent with the Fund’s investment goal, including, but not limited to, corporate bonds and notes and mortgage-related and asset-backed securities (including those corporate bonds and notes and mortgage-related and asset-backed securities subject to legal restrictions on resale pursuant to Rule 144A), other types of U.S. and non-U.S. government or agency debt instruments, and money market instruments, that are rated investment grade at the time of purchase (or, if unrated, determined to be of comparable quality by the sub-adviser). The Fund intends to maintain a dollar-weighted average credit quality of A or better (determined on the basis of the highest credit rating of the Fund’s investments at the time of their purchase or, if unrated, determined to be of comparable quality by the sub-adviser). The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars. The Fund will seek to earn additional income by entering into reverse repurchase agreement transactions, and investing the proceeds of those transactions in additional securities of the nature described in this paragraph. Use of reverse repurchase agreements is a form of borrowing and creates leverage in the Fund.

The Fund typically expects to invest in forward commitments on inflation-indexed bonds to gain exposure to the inflation-linked market. The Fund may purchase and sell futures contracts to adjust interest rate exposure and/or as a substitute for the physical security. The Fund may purchase or sell currency futures contracts, currency forwards, or currency options to gain or increase exposure to various currency markets, to shift currency exposure from one country to another, or to hedge against currency fluctuations.

3

When selecting investments, the sub-adviser:

•	Uses a top-down, macroeconomic view, coupled with a bottom-up perspective driven by rigorous fundamental credit analysis.
•	Uses a team approach to identify investment options, with input received from various sector specialists.
•	Considers the overall dollar-weighted average quality of the Fund.
•	Determines allocations among short, intermediate and long duration securities and among various types of investments.

The sub-adviser may sell a holding due to its deteriorating credit quality or to pursue more attractive investment opportunities.

The following risks will be added to the Principal Risks subsection:

•	Investment in Money Market Funds Risk
•	Mortgage-Related and Other Asset-Backed Securities Risk
•	Reverse Repurchase Agreements Risk
•	U.S. Government Securities Risk

In the Additional Risk Information subsection, the following is added alphabetically:

•	Reverse Repurchase Agreements Risk: These transactions subject the Fund to counterparty risk. This means that, if the counterparty’s financial condition declines, the counterparty may be unable to satisfy its obligations under the agreement in a timely manner, if at all, including its obligations to return collateral (the securities sold by a Fund in the transaction) or margin to the Fund. These transactions also subject the Fund to leverage risk because the proceeds raised from the securities sold may be used to purchase other investments for the Fund. The Fund may incur interest expense because these transactions are considered a form of borrowing by the Fund. Interest expense may reduce the value of the Fund’s shares. The Fund could lose money if the price of the securities sold in a reverse repurchase transaction declines below the pre-agreed-upon repurchase price of the securities.

Disclosure Changes to the Additional Information About Fees and Expenses section

All Funds – In the All Funds subsection, a new fourth paragraph will be added as follows:

Certain Funds may disclose “interest expense” or “dividend and interest expense” as part of the Other Expenses line item in the Fund’s Annual Fund Operating Expenses table. Interest expense results from a Fund’s use of investments that are considered to be a form of borrowing or financing for the Fund, such as reverse repurchase agreements, sale-buyback financing transactions, or short sales. Dividend expense results from a Fund’s use of investments such as short sales, a transaction on which a Fund must pay any dividends on the security borrowed until the Fund replaces the borrowed security. The level of interest expense or dividend expense incurred by a Fund will vary based on the Fund’s use of these investments as an investment strategy in seeking to achieve the Fund’s investment goal. Interest expense and dividend expense are required to be reflected as Fund expenses for purposes of the expense table, although they are costs of the investment strategy and not contractual charges or fees.

4

Disclosure Changes to the Additional Information About Fund Performance section

In the Manager Changes, Name Changes and/or Related Investment Policy Changes by Fund subsection, the disclosure for the Inflation Strategy Portfolio will be deleted and replaced with the following:

Inflation Strategy Portfolio: Effective November 1, 2017, Barings LLC began managing the Fund, and some investment policies changed at that time. Another firm managed the Fund before that date. Effective May 1, 2014, the Fund changed its name from “Inflation Protected Portfolio.”

Disclosure Changes to the About Management section

The following will be added after the table for Ashmore Investment Management Limited:

Barings LLC

300 South Tryon, Suite 2500, Charlotte, NC 28202

Barings LLC (“Barings”) is a global financial services firm dedicated to meeting the evolving investment and capital needs of their clients. As of June 30, 2017, total assets under management for Barings were approximately $288 billion.

INFLATION STRATEGY PORTFOLIO	This Fund is managed by Barings’ Multi-Strategy Fixed Income Portfolio Management team.

Ronald E. Desautels, CFA	Managing director of Barings since 2001. Mr. Desautels has worked at Barings since 1989 and has over 40 years of investment experience. He holds a BS from the University of Connecticut.

David L. Nagle, CFA	Managing director of Barings since 1996. Mr. Nagle has worked at Barings since 1986 and has over 31 years of investment experience. He holds a BA from Lafayette College.

Douglas M. Trevallion, II, CFA	Managing director of Barings since 2001. Mr. Trevallion has worked at Barings since 1987 and has over 30 years of investment experience. He holds a BA from the University of Massachusetts.

In the table for Western Asset Management Company, the Inflation Strategy Portfolio section will be deleted.

Form No.	15-46328-00
PSFSUP1017

SUPPLEMENT DATED OCTOBER 5, 2017

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2017

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2017, as supplemented (the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are effective November 1, 2017, unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

The Inflation Strategy Portfolio section will be deleted and replaced with the following:

Inflation Strategy Portfolio

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: structured notes; variable and floating rate debt securities; bank obligations; when-issued securities; government futures; money market futures (such as Eurodollar futures); and emerging markets debt. The Fund may engage in short sales and short sales against the box. The Fund may invest up to 10% of its assets in debt securities rated lower than BBB (although it may not invest in securities rated lower than BB-) by S&P or equivalently rated by Moody’s or Fitch, or if unrated, are of comparable quality as determined by the sub-adviser. In the event that a security owned by the Fund is downgraded to below a BB- rating, the Fund may nonetheless retain the security. For more information on such securities, see the “High Yield/High Risk Bonds” section, as well as Appendix A for more information on debt ratings.

The Fund may also purchase and sell spread transactions with securities dealers; purchase and sell interest rate futures contracts and options thereon; and enter into currency exchange rate swap agreements and purchase and write credit default swaps (on individual securities and/or a basket of securities), and purchase and sell options thereon. The Fund may also enter into interest rate swaps, including interest rate index swaps, which are used to adjust interest rate exposures and/or as a substitute for the physical security, as well as total return swaps, which are used to receive the return of a reference asset, such as an index. The Fund may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the U.S. The Fund may invest in common stock, ETFs, and other types of equity securities (and derivatives thereof, including options) for hedging purposes or to enhance total return.

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

Effective immediately, in the Derivatives section, the following is added after the second sentence of the last paragraph:

For each Fund operating subject to CFTC and NFA regulation, copies of derivatives trading documentation (including trade confirmations/acknowledgements, purchase and sale statements, and monthly statements) received from a futures commission merchant, retail foreign exchange dealer or swap dealer are maintained at the offices of the Fund’s sub-adviser. All other records related to a Fund’s derivative investments are maintained at the offices of the Trust’s custodian.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added:

Barings LLC (“Barings”)

Barings LLC (“Barings”) is a registered investment adviser, and an indirect, wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Barings acts as the lead investment advisor to the MassMutual General Investment Account.

In the Compensation Structures and Methods section, the following will be added:

Barings

All Barings employees are eligible to receive incentive compensation. Both short-term and long-term incentives are discretionary bonuses based on corporate and departmental metrics as well as individual employee goals, which include quantitative as well as qualitative metrics. The overall incentive pool is based on Barings’ earnings and allocated to departments based upon business unit profitability. Specifically for investment personnel, Barings’ framework for compensation decision-making is tied to achievement of goals. Investment performance is one part of the decision; however, compensation is not determined by any specific formula. Management exercises independent business judgment to determine individual compensation based upon achievement of investment, strategic and operating results and other considerations such as management and leadership capabilities and idea generation as well as other qualities, both quantitative and qualitative. The firm’s research analysts are assessed based on the quality, timeliness, and return attribution of research, which is closely evaluated by the investment team and used to formulate feedback which that is tied to performance reviews.

Although the framework for compensation decision-making is tied to achievement of goals, compensation is not determined by formula. Management exercises independent business judgment to determine individual compensation based upon achievement of strategic and operating results and other considerations such as management and leadership capabilities and idea generation.

Barings’ compensation programs are designed to reward for intangible, as well as tangible contributions to our success, including corporate integrity, service quality, customer loyalty, risk management, corporate reputation, and the quality of our team of professionals and the collaboration within that team.

Barings has in place a semi-annual Performance Development Process (PDP) that is used to ensure employees are aware of what is expected of them and to provide feedback on individual performance. The first phase of the PDP focuses on goal setting and planning between the supervisor/manager and the employee, while the second phase covers the annual performance reviews and merit increases. Supervisors and managers are required to evaluate and document the performance of direct reports. The annual performance review meeting provides an opportunity for the supervisor/manager and employee to discuss accomplishments and ongoing professional development opportunities. Both are encouraged to engage in ongoing performance feedback discussions and evaluations throughout the year.

Barings’ compensation philosophy represents a pay-for-performance culture where top quartile performers receive top quartile compensation over the long term. Their performance-driven compensation philosophy is based upon market data, individual and overall Barings firm-wide performance for all investment professionals. Over the long term, they have come to believe that creating a compelling compensation structure is an art and not a science; a formulaic approach can be disadvantageous. Yet, overall company and department earnings performance, relative investment performance to predefined benchmarks/indexes, individual performance relative to market and annual evaluations of goals and achievements, among other attributes, are referenced in the decision of awarding incentive compensation to investment professionals. To better help them make informed decisions, Barings also uses McLagan annual compensation surveys as a guide, in addition to other industry-specific resources relative to human capital. Furthermore, product specific attribution is one quantitative tool used to help assess the performance of investment professionals.

In the terms of pay structure, Barings understands that the success of any firm requires the correct alignment of interest between the firm and its investment professionals. Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm and are designed to promote appropriate sharing of financial results; align interests of employees; avoid excessive risk taking and provide pay opportunities which incentivizes and retains high-performing employees. Investment performance is a critical component of our compensation scheme for investment professionals as defined in the compensation philosophy as follows:

Base Salary: The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Annual Bonus — Short Term Incentive (STI): The annual bonus pool applies to all associates in the firm. The general STI pool is based upon a fixed percentage of Barings’ earnings. Investment professionals are allocated their portion of the pool based on their relative investment performance to predefined benchmarks/indexes, divisional and individual performance relative to market and their annual evaluations. STI is typically paid in February/March following the performance year for which the award is based.

Long Term Incentives (LTI): Barings’ long-term incentives are designed to share with participants the longer term value created in the firm and enhance retention of positions critical to the firm’s long term success. Programs include deferred-cash based components, which can be tracked against Barings earnings, Barings products and other specific investment vehicles. The LTI awards are typically deferred with a four year vesting and pay-out. To encourage retention of key investment employees, a voluntary separation of service will generally result in a forfeiture of unvested LTI awards. In addition, their long-term incentive plans are designed to tie a material portion of the incentive compensation received by our executive officers directly to the long-term performance of Barings, as measured by a phantom stock price.

In the Other Accounts Managed section, the following will be added following Ashmore’s portion of the table:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Barings
Ronald E. Desautels[2]
Registered Investment Companies	5	$2,437,619,987	None	N/A
Other Pooled Investment Vehicles	1	$51,613,493	None	N/A
Other Accounts	None	N/A	None	N/A
David L. Nagle[2]
Registered Investment Companies	13	$5,249,229,425	None	N/A
Other Pooled Investment Vehicles	1	$51,613,493	None	N/A
Other Accounts	28	$20,534,452,681	None	N/A
Douglas M. Trevallion[2]
Registered Investment Companies	11	$5,347,670,673	None	N/A
Other Pooled Investment Vehicles	None	N/A	None	N/A
Other Accounts	31	$19,294,127,552	None	N/A

[2]	Other Accounts Managed information as of August 31, 2017

Also in the Other Accounts Managed section, information regarding Frederick R. Marki will be deleted from Western Asset’s portion of the table.

In the Material Conflicts of Interest section, the following will be added:

Barings

Barings discloses the various conflicts identified through the processes outlined below in its Form ADV. Additionally, Barings’ Compliance and Regulatory Risk Management Department conducts an annual conflicts review that is designed to review existing conflicts, ensure that primary and mitigating controls have been implemented to address, monitor, or mitigate such conflicts and identify any new conflicts that may exist that were not previously addressed under the policies identified above. This review is presented to Barings’ Conflicts Committee upon completion. The Conflicts Committee helps to ensure that appropriate resources or policies are identified and implemented as well as assisting the firm in setting the appropriate “tone at the top” with regard to any conflicts of interest.

Barings has adopted a Conflict of Interest policy that establishes a framework for:

●	Identifying circumstances and relationships that are or could potentially be deemed a conflict of interest between Barings and its investment advisory clients (“clients”);

●	Assessing the impact of such potential conflicts of interest on its clients;

●

Devising policies and associated procedures to address the potential conflicts of interest in a manner that is fair and equitable to clients and does not disadvantage a client relative to Barings; and making appropriate disclosure of those potential conflicts of interest to clients.

Barings’ Compliance and Regulatory Risk Management Team conducts an annual conflicts review that is designed to review existing conflicts, ensure that primary and mitigating controls have been implemented to address, monitor, or mitigate such conflicts and identify any new conflicts that may exist that were not previously addressed. This review is presented to Barings’ Conflicts Committee upon completion. The Conflicts Committee provides oversight and supervision of issues related to conflicts of interest and Barings’ Compliance Policies and Procedures and identifies circumstances and relationships that potentially could be deemed a conflict of interest between or among Barings, its affiliates and its clients.

The Conflicts Committee helps to ensure that appropriate resources or policies are identified and implemented as well as assisting the firm in setting the appropriate “tone at the top” with regard to any conflicts of interest.

APPENDICES

The following will be added as Appendix AD:

APPENDIX AD

Barings

Global Proxy Voting Policy

Last Revision Date: May 2017

Key Points

●	Barings has engaged a proxy voting service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes.

●	Barings receives research and vote recommendations from an independent third party research provider (“Research Provider”).

●	It is Barings policy to vote in accordance with the recommendations of the Research Provider.

●	Records must be maintained for a minimum of 10 years.

Introduction/Policy Statement

Barings has a duty to vote proxies on behalf of their advisory clients (“Clients”). The purpose of this Global Proxy Voting Policy (“Policy”) is to establish the manner in which Barings will fulfill its proxy voting responsibilities and comply with applicable regulatory requirements. Barings understands that voting proxies is part of its investment advisory responsibilities and believes that as a general principle proxies should be acted upon (voted or abstained) solely in the best interests of its Clients (i.e., in a manner that is most likely to enhance the economic value of the underlying securities held in Client accounts).

No Barings associate (“Associate”), officer, board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Policy) can influence how Barings votes proxies, unless such person has been requested to provide assistance from an authorized investment person or designee (“Proxy Analyst”) or from the relevant Governance Committee and has disclosed any known Material Conflict, as discussed in the Procedures section below.

Requirements

Standard Proxy Procedures

Barings engages a proxy voting service provider (“Service Provider”) responsible for processing and maintaining records of proxy votes. In addition, the Service Provider will retain the services of an independent third party research provider (“Research Provider”) to provide research and recommendations on proxies. Barings’ policy is to generally vote all Client proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation, the proxy will be analyzed on a case-by-case basis.

Barings recognizes that there may be times when it is in the best interests of Clients to vote proxies against the Research Provider’s recommendations or Guidelines. In such events a Proxy Administrator will vote the proxy in accordance with the Proxy Analyst’s recommendation so long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known material conflict of interest (“Material Conflict”) is identified. Barings can vote, in whole or part, against the Research Provider’s recommendations or Guidelines as it deems appropriate. Procedures are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of Clients and are not the result of any Material Conflict. For purposes of this Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or Associate that could reasonably be expected to affect the independence or judgment concerning proxy voting. If a Material Conflict is identified by a Proxy Analyst or Proxy Administrator, the proxy will be submitted to the relevant Governance Committee to determine how the proxy is to be voted in order to achieve the Clients’ best interests.

There could be circumstances where Barings is unable or determines not to vote a proxy on behalf of its Clients. The following is a non-inclusive list of examples whereby Barings may decide not to vote proxies on behalf of its Clients:

●	The cost of voting a proxy for a foreign security outweighs the expected benefit to the Client, so long as refraining from voting does not materially harm the Client;

●	Barings is not given enough time to process the vote (i.e. receives a meeting notice and proxy from the issuer too late to permit voting);

●	Barings may hold shares on a company’s record date, but sells them prior to the company’s meeting date;

●	The company has participated in share blocking, which would prohibit Barings ability to trade or loan shares for a period of time;

●	Barings has outstanding sell orders on a particular security and the decision to refrain from voting may be made in order to facilitate such sale; or

●	The underlying securities have been lent out pursuant to a security lending program.

New Account Procedures

Investment management agreements generally delegate the authority to Barings to vote proxies in accordance with its Policy. In the event that an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the Client as to their voting preference. However, when the Client does not provide written instructions as to their voting preference, Barings will assume proxy voting responsibilities. In the event that a Client makes a written request regarding proxy voting, Barings will vote that Client’s ballot(s) as instructed.

Conflict Resolution and Escalation Process

Associates should immediately report any issues they believe are a potential or actual breach of this Policy to their relevant business unit management and to the Chief Compliance Officer or the Compliance Subject Matter Expert identified in this Policy. The Chief Compliance Officer or designee will review the matter and determine whether the issue is an actual breach and whether to grant an exception, and/or the appropriate course of action. When making such determination, the Chief Compliance Officer may, as part of his/her review, discuss the matter with relevant business unit management, members of the Global Management Team, governance committees or other parties (i.e. legal counsel, auditor, etc.).

The Compliance Department can grant exceptions to any provision of this Policy so long as such exceptions are consistent with the purpose of the Policy and applicable law, are documented and such documentation is retained for the required retention period. Any questions regarding the applicability of this Policy should be directed to the identified Compliance Subject Matter Expert or the Chief Compliance Officer.

Books and Records Retained

The table below identifies each Record that is required to be retained as it relates to this Policy. Records may be unique to the relevant jurisdiction or combined with records maintained by Barings LLC.

Description/ Requirement	Barings Record	Creator	Owner	Retention Period	Source
Proxy statements, research, recommendations, and records of votes cast	Proxy Records	Service Provider or Proxy Administrator	Service Provider or Proxy Administrator	10 Years	Investment Advisers Act of 1940, Rule 206(4)-6
Client written requests for proxy voting information and responses thereto	Client Proxy Requests	Proxy Administrator	Proxy Administrator	10 Years	Investment Advisers Act of 1940, Rule 204-2(c)(2)
The Proxy Voting Policy, associated procedures and any amendments thereto	Proxy Voting Policy	Compliance Department	Compliance Department	10 Years	Investment Advisers Act of 1940, Rule 204-2(c)(2)

Form No.	15-46329-00

PSFSAI1017